                                                                       EXHIBIT B

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 1998 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 1999.

                                                     /s/ J. G. COOPER
                                          --------------------------------------
                                                  J. G. Cooper, Director

                                          Dated:        January 29, 1999
                                          --------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 1998 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 1999.

                                                     /s/ C. A. CORRY
                                          --------------------------------------
                                                  C. A. Corry, Director

                                          Dated:        January 29, 1999
                                          --------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 1998 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 1999.

                                                      /s/ W. K. HALL
                                          --------------------------------------
                                                   W. K. Hall, Director

                                          Dated:        January 29, 1999
                                          --------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 1998 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 1999.

                                                    /s/ R. K. JAEDICKE
                                          --------------------------------------
                                                 R. K. Jaedicke, Director

                                          Dated:        January 29, 1999
                                          --------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 1998 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 1999.

                                                     /s/ P. X. KELLEY
                                          --------------------------------------
                                                  P. X. Kelley, Director

                                          Dated:        January 29, 1999
                                          --------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 1998 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 1999.

                                                    /s/ R. D. KUNISCH
                                          --------------------------------------
                                                 R. D. Kunisch, Director

                                          Dated:        January 29, 1999
                                          --------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 1998 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 1999.

                                                    /s/ D. E. MCGARRY
                                          --------------------------------------
                                                 D. E. McGarry, Director

                                          Dated:        January 29, 1999
                                          --------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 1998 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 1999.

                                                   /s/ J. M. OSTERHOFF
                                          --------------------------------------
                                                J. M. Osterhoff, Director

                                          Dated:        January 29, 1999
                                          --------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 1998 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 1999.

                                                     /s/ S. W. PERCY
                                          --------------------------------------
                                                  S. W. Percy, Director

                                          Dated:        January 29, 1999
                                          --------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 1998 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 1999.

                                                     /s/ R. B. PIPES
                                          --------------------------------------
                                                  R. B. Pipes, Director

                                          Dated:        January 29, 1999
                                          --------------------------------------